UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2016, Basic Energy Services, Inc. (“Basic”) entered into Amendment No. 3 (“Amendment No. 3”) to Term Loan Credit Agreement (the “Term Loan Agreement”) with a syndicate of lenders and U.S. Bank National Association, as administrative agent for the lenders. Pursuant to Amendment No. 3, among other things, (i) the obligation of each delayed draw term loan lender to fund its delayed draw term loan under the Term Loan Agreement is now subject to satisfaction of certain conditions precedent on or prior to October 31, 2016, a date which is extended from April 29, 2016 as originally set forth in the Term Loan Agreement, (ii) the delayed draw availability period and the delayed draw commitment termination date were extended to reference October 31, 2016 and (iii) the term prohibiting Basic from soliciting alternative debt financing arrangements was extended to reference October 31, 2016. A copy of Amendment No. 3 is filed hereto as Exhibit 10.3 and is incorporated herein by reference. The above description of Amendment No. 3 is qualified in its entirety by the full text of Exhibit No. 3.

Basic previously entered into two immaterial amendments to the Term Loan Agreement, which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Amendment No. 1 to Term Loan Credit Agreement dated as of March 28, 2016, among Basic as Borrower, U.S. Bank National Association, as administrative agent and the Lenders Party thereto.

	10.2	Amendment No. 2 to Term Loan Credit Agreement dated as of April 27, 2016, among Basic as Borrower, U.S. Bank National Association, as administrative agent and the Lenders Party thereto.

	10.3	Amendment No. 3 to Term Loan Credit Agreement dated as of May 10, 2016, among Basic as Borrower, U.S. Bank National Association, as administrative agent and the Lenders Party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: May 10, 2016	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

(d)	Exhibits

	10.1	Amendment No. 1 to Term Loan Credit Agreement dated as of March 28, 2016, among Basic as Borrower, U.S. Bank National Association, as administrative agent and the Lenders Party thereto.

	10.2	Amendment No. 2 to Term Loan Credit Agreement dated as of April 27, 2016, among Basic as Borrower, U.S. Bank National Association, as administrative agent and the Lenders Party thereto.

	10.3	Amendment No. 3 to Term Loan Credit Agreement dated as of May 10, 2016, among Basic as Borrower, U.S. Bank National Association, as administrative agent and the Lenders Party thereto.